UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2018 (March 6, 2018)
CCA Industries, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	1-31643	04-2795439
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1099 Wall Street West, Suite 275, Lyndhurst, New Jersey	07071
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (201) 935-3232

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant

On March 6, 2018, the Registrant engaged CohnReznick LLP (“CohnReznick”) as the Registrants principal independent registered public accounting firm to audit its financial statements, subject to the completion of Cohn-Reznick's client acceptance procedures, replacing BDO USA, LLP (“BDO”) as the Registrant’s independent registered public accounting firm, who were dismissed on the same day. The change was approved by the Audit Committee of Registrant’s Board of Directors.

The Registrant has not consulted with CohnReznick during the two fiscal years ended November 30, 2017 and November 30, 2016 and the subsequent interim period through March 6, 2018, regarding (i) the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that BDO concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

BDO’s report on the Registrant’s financial statements as of and for the fiscal years ended November 30, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

During the Registrant’s fiscal years ended November 30, 2016, and November 30, 2017 and the subsequent interim period through March 6, 2018, there were (i) no disagreements between the Registrant and BDO on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which, if not resolved to the satisfaction of BDO would have caused BDO to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. BDO has not conducted any review of the interim quarter ended February 28, 2018.

The Registrant has provided BDO with a copy of this Form 8-K and has requested BDO to provide the Registrant with a letter addressed to the United States Securities and Exchange Commission stating whether it agrees or disagrees with the statements contained herein, and that letter is included as an exhibit hereto.

Item 8.01 Other Events

The Company issued a press release on March 9, 2018 announcing that the Audit Committee of the Board of Directors had engaged CohnReznick, LLP as the Company’s principal independent registered public accounting firm to audit its financial statements, subject to the completion of CohnReznick's client acceptance procedures, replacing BDO USA, LLP, effective March 6, 2018.

Item 9.01 Exhibits

The following exhibits are annexed hereto:

16.01 - Letter of BDO USA, LLP dated March 9, 2018
99.1 - Press Release issued March 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Dated:             March 9, 2018

CCA Industries, Inc. x

By: /s/  Stephen A. Heit
Stephen A. Heit
            Chief Financial Officer